Lord Abbett
Research Fund
Large-Cap Series o Small-Cap Value Series

Semi-Annual Report For the Six Months Ended May 31, 2000

Two portfolios designed to help
you build for your future

                               [GRAPHIC OMMITTED]

                                    Visit our
                                Web Site and get:
                            up-to-date statistics and
                           other useful information at
                               www.lordabbett.com

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


       Lord Abbett Research Fund Large-Cap Series o Small-Cap Value Series

                                 A Tradition of
                                      Value
                                    Investing


We recognize each investor's need for a well-diversified portfolio. Our value investing process can benefit investors in both large and small company stocks. Our goal, to provide investors competitive returns with relatively moderate fluctuations in price, applies to both Series.

Value Investing at Work in a
Portfolio of Large Company Stocks and a Portfolio of
Small Company Stocks


Lord Abbett Research Fund--Large-Cap Series has produced long-term returns above the average of mutual funds that focus on value stocks of large companies.

Large-Cap Series Performance Average Annual Total Returns as of 5/31/00
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[GRAPHIC OMITTED]

                         1 year    5 years
Large-Cap Series         6.19%     18.63%
Morningstar Average       .01%     15.82%
-------------------------------------------------------------------------------

Lord Abbett Research Fund--Small-Cap Value Series has outperformed small value company stocks in general and the average of mutual funds that focus on value stocks of small companies for the period since its inception.

Small-Cap Value Series Performance Average Annual Total Returns as of 5/31/00
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[GRAPHIC OMITTED]

                         1 year    Life of Series
Small-Cap Value Series   11.01%    15.10%
Morningstar Average       5.50%    11.42%
Russel 2000 Value Index   -.26%     9.88%
--------------------------------------------------------------------------------

Performance data shown is for Class A shares at net asset value and assumes the reinvestment of all distributions. Comparative fund performance provided by Morningstar, Inc. does not account for the deduction of sales charges and would be different if sales charges were included. The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted earnings growth values. An investor cannot invest directly in an index. Source: Morningstar, Inc.

Average  Annual Total Returns

Average annual total returns for the periods ended 6/30/00 at the Class A share maximum sales charge of 5.75%, with all distributions reinvested:
-------------------------------------------------------------------------------
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                    1 year    5 years   Life of Series
Large-Cap           -7.10%    16.27%    16.45%
Small-Cap Value      3.70     -         14.99%
-------------------------------------------------------------------------------
The results quoted herein represent past performance, which is no indication of future results. The investment return and principal value of an investment in either Series will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1)  Period 12/13/95-5/31/00 for the Small-Cap Value Series;  1/1/96-5/31/00 for
     Morningstar average and the Russell 2000 Value Index, which is an unmanaged index. The Index is unavailable for investment.
(2)  The Large-Cap Series commenced operations 6/3/92.
(3) The Small-Cap Value Series commenced operations 12/13/95. During the 5-year and Life-of-Series periods shown, Lord Abbett waived or assumed a portion of fees and expenses for each Series. Please see the Series' prospectus for a history of such waivers and assumptions. There are no plans to continue such waivers and assumptions in the future.

                    REPORT TO SHAREHOLDERS
                    For the Six Months Ended May 31, 2000


[PHOTO OF
ROBERT S. DOW]



/s/ Robert S. Dow
Robert S. Dow
Chairman

June 6, 2000

"...value-oriented stocks made a sharp rebound as investors shifted their focus away from highly speculative earnings growth and toward stronger company fundamentals."


-------------------------------------------------------------------------------
|              DALBAR                 Lord,  Abbett  & Co.  is  proud  to     |
|      HONORS COMMITMENT TO           announce we have  received a DALBAR     |
|            INVESTORS                award  for  providing  consistently     |
|              1999                   good service to  shareholders,  the     |
|                                     1999 Key  Honors  Award for  Mutual     |
|                                     Fund  Service.   DALBAR,  Inc.,  an     |
|                                     independent   research   firm   and     |
|                                     evaluator  of mutual fund  service,     |
|                                     presents  the  award  to  financial     |
|                                     services    firms   that    provide     |
|                                     consistently   solid   service   to     |
|                                     clients.                                |
-------------------------------------------------------------------------------

Lord Abbett Research Fund completed the first six months of its fiscal year on May 31, 2000. We are pleased to present you with an overview of performance and class-specific data for the period.

                      Class A   Class B   Class C   Class P   Class Y
                      ------------------------------------------------
Net asset value        $24.83    $24.48    $24.50    $24.92    $24.72
Dividends              $ 0.03    $    -    $    -    $ 0.01    $ 0.11
Capital gains paid     $ 1.31    $ 1.31    $ 1.31    $ 1.31    $ 1.31
Total return(1)        +3.42%    +3.08%    +3.08%    +3.54%    +3.37%


                      Class A   Class B   Class C   Class P   Class Y
                      -----------------------------------------------
Net asset value        $17.24    $16.87    $16.87    $17.25    $17.35
Dividends                 $ -       $ -       $ -       $ -       $ -
Capital gains paid        $ -       $ -       $ -       $ -       $ -
Total return(1)       +10.30%    +9.97%    +9.97%   +10.36%   +10.44%


The last six months saw a dramatic swing in investors' attitudes toward corporate earnings and fair market value in the stock market. At the end of 1999, investors were caught up in what could only be deemed a "momentum market" -- where investors seemed to hastily and recklessly buy stocks simply because their prices were on the rise. The turn of the millennium brought with it a broadening out in the stock market, as investors sought new opportunities and turned their attention to small- and mid-sized companies. However, they seemed to remain focused on growth-oriented technology stocks that provided recent strong returns and pay little mind to the rapidly rising valuations of these stocks in relation to their underlying fundamentals. Throughout most of the first quarter, growth stocks (as measured by the Russell 2000 Growth Index(2)) outperformed value stocks (as measured by the Russell 2000 Value Index(3)), and a climate of high economic growth, strong corporate earnings and higher interest rates created extreme volatility in the U.S. equities market. Feeling confident amid this strong macroeconomic environment, investors defiantly ignored a series of Federal Reserve ("the Fed") rate increases and continued to pour money into the stock market. In late March, the tides turned and value-oriented stocks made a sharp rebound as investors shifted their focus away from highly speculative earnings growth and toward stronger company fundamentals. The ensuing months saw a day-to-day volley between growth and value stocks, as confused investors tried to move their money into what they hoped would be the next surging area.

About the Large-Cap Series(4)
Throughout the period, our relatively large exposure to energy companies paid off well as rising oil prices helped boost the price of many of these stocks. Select stocks of pharmaceutical companies and HMOs also enjoyed strong rallies, and several of our consumer staple holdings added a boost late in the period. Additionally, we benefited from the outperformance of many of our utility company stocks. Early in the period, the select technology company stocks we held continued to be positive contributors to the portfolio. However, we aggressively pared back our overall exposure to technology in late March in response to high valuations and hints of negative fundamentals seen in some of our stocks. Many of the proceeds from these sales went towards investments in areas where we saw more intrinsic value, such as stocks of capital goods, healthcare and, to a lesser extent, less credit-sensitive financial services companies. Stocks of financial services companies underperformed for the period, but since investors had already discounted the prospect of several Fed rate increases, they fared better than they typically have during periods of interest rate anxiety.

REPORT TO SHAREHOLDERS

We were hardest hit by our remaining technology exposure late in the period, as well as our exposure to companies in sectors such as communication services, basic materials (metals and chemicals) and retail. In many cases, we had already begun to scale back our holdings in these companies when their stocks began to decline.

About the Small-Cap Value Series(4)

Strong global growth and rising oil prices created excellent opportunities for our holdings in oil services and energy companies. Additionally, our careful stock selection in the materials and processing, transportation and producer durables sectors was the biggest contributor to the portfolio's positive performance. The consumer discretionary sector was an area where we uncovered what we believed were some "diamonds in the rough." Improved valuations have helped boost a number of our holdings in this sector, and a renewed focus on education spending by presidential candidates has aided our holdings in stocks of education-oriented companies. We added a few investments in financial company stocks that we felt had an advantage over others in the industry. But on the whole, we grossly underweighted this sector -- which had underperformed for most of the period -- compared to leading indicators of small-cap value performance such as the Russell 2000 Value Index.

We were very pleased with the strong performance that some of the technology company stocks in the portfolio exhibited early in the period. However, our overweighting in technology, and in particular information services companies, hurt us later on as investors sought safety in sectors that displayed stronger business fundamentals and more visible earnings growth relative to company valuations. Transportation stocks performed well for us early in the year, but suffered later on. Likewise, a shift in consumer spending had a negative effect on selected retail and apparel holdings.

Looking Ahead

While investors attempt to hit moving targets in this volatile market, we remain true to our long-term, value-driven investment approach. Our research is focused on individual companies. However, certain sectors may be overweighted from time to time primarily because we have identified numerous companies in those industries that we believe represent outstanding value. In the months ahead, we will pay special attention to the Fed's actions, as we believe there may be at least one more interest rate hike in store before they are comfortable with the rate of U.S. economic growth. Our entry into interest-sensitive sectors such as financial services will hinge largely on future Fed actions.

Thank you for investing in Lord Abbett Research Fund. We value the confidence you place in us and look forward to serving your investment needs in the years to come.

(1) Total return which is not annualized is the percent change in net asset value, assuming the reinvestment of all distributions. Past performance is no indication of future results.

(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

(3) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index.

(4)  The portfolio is actively managed and subject to change.

LORD ABBETT RESEARCH FUND--LARGE-CAP SERIES
Unique Management Style Produces an Outperformer

Shareholders investing $10,000 at the Series' inception on June 3, 1992 had a portfolio worth $37,295 as of May 31, 2000, an average annual gain of 17.9%.
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]
Large-Cap Series         $37,295
Morningstar Average      $29,267
-------------------------------------------------------------------------------
(1) Series performance is at net asset value for Class A shares and assumes the reinvestment of all distributions.

(2)  Source: Morningstar. Performance reflects the period 6/1/92-5/31/00.


LORD ABBETT RESEARCH FUND--SMALL-CAP VALUE SERIES
Seeking the Best Small-Cap Value Stocks

A $10,000 investment made on January 1, 1996 was worth $18,686 as of May 31, 2000, outperforming both the unmanaged Russell 2000 Value Index and the Morningstar Average of Small Value Funds. This represents an average annual gain of 15.2%.
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]
Small-Cap Value          $18,686
Morningstar Average      $16,109
Russel 2000 Value Index  $15,158
-------------------------------------------------------------------------------

(1) Series performance is at net asset value for Class A shares and assumes the reinvestment of all distributions.

(2)  Source: Morningstar.

(3) The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted earnings growth values. An investor cannot invest directly in an index.

Important Information

Common stocks purchased by each Series are subject to market fluctuations, providing the potential for gains and the risk of loss. Lord Abbett Research Fund-Small-Cap Value Series invests in small-cap companies, which typically have a higher risk of failure and historically have experienced a greater degree of illiquidity and market volatility than large-cap companies. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Each Series issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 9/30/2000, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                            Statement of Net Assets (unaudited)
                            SMALL-CAP VALUE SERIES MAY 31, 2000


                            Investments                                                                     Shares      Value
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks 99.71%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense 5.70%     AAR Corp.-Major supplier of products and services
                            for the worldwide aviation industry                                             405,000      $ 5,619,375

                           *Alliant Techsystems, Inc.-Develops and supplies aerospace and defense
                            technologies, products and systems to the U.S. and its allies                    95,000        6,555,000

                           *Moog, Inc. Class A+-Manufactures electrohydraulic control systems               449,900        9,616,613

                            Precision Castparts Corp.-Manufactures engine castings
                            and other components for the aerospace industry                                 125,000        6,093,750

                            Total                                                                                         27,884,738
------------------------------------------------------------------------------------------------------------------------============
Apparel 1.72%              *Cutter & Buck, Inc.-Designs and markets upscale sportswear and outerwear        220,000        2,227,500

                           *Gildan Activewear, Inc. Class A-Manufactures branded basic activewear            15,500          511,500

                            Phillips-Van Heusen Corp.-Apparel manufacturer                                  650,400        5,650,350

                            Total                                                                                          8,389,350
------------------------------------------------------------------------------------------------------------------------============
Auto Parts: Original       *American Axle & Manufacturing Holdings, Inc.-Manufactures
Equipment 2.67%             driveline systems for light trucks and sports utility vehicles                  214,900        3,532,419

                            Superior Industries International-Designs and manufactures aluminum wheels      340,000        9,498,750

                            Total                                                                                         13,031,169
------------------------------------------------------------------------------------------------------------------------============
Auto Trucks & Parts 2.34%   Oshkosh Truck Corp.-Manufactures and markets a broad
                            range of heavy specialized motor vehicles                                       375,200       11,443,600
------------------------------------------------------------------------------------------------------------------------============

Banks: Money Center .22%    UCBH Holdings, Inc.-Holding company for United Commercial Bank                   43,100        1,082,888

Banks: Regional .50%        East West Bancorp, Inc.-A commercial bank specializing
                            in commercial, construction and real estate lending as well as
                            financing international trade                                                   200,000        2,462,500

Beverages: Wines 1.54%     *Robert Mondavi Corp. Class A-Provides and markets wines                         240,000        7,530,000
------------------------------------------------------------------------------------------------------------------------============

Biotechnology .77%         *Gliatech, Inc.-Develops and commercializes medical
                            devices designed to inhibit excessive surgical scarring
                            and adhesion formation                                                          200,800        3,765,000

Broadcasting .29%          *Salem Communications Corp. Class A-A radio broadcasting company                 138,200        1,399,275
------------------------------------------------------------------------------------------------------------------------============
Building Materials 5.20%    Florida Rock Industries, Inc.-Manufactures building
                            materials in the Southeastern United States                                     128,600        5,087,737

                            Hughes Supply, Inc.-Supplier of building materials and plumbing supplies        285,000        5,415,000

                            LSI Industries, Inc.-Manufactures lighting fixtures,
                            menu board systems and graphic products                                         120,000        2,040,000

                           *Simpson Manufacturing Co., Inc.-Manufactures construction-related fasteners     270,000       12,858,750

                            Total                                                                                         25,401,487
------------------------------------------------------------------------------------------------------------------------============
Business Services 1.13%    *Kronos, Inc.-Designs, develops and markets hardware and
                            software systems for data processing                                            185,000        5,503,750
------------------------------------------------------------------------------------------------------------------------============

Chemicals 1.31%             H. B. Fuller Co.-Manufactures and markets adhesives,
                            sealants, coatings, paints and other specialty chemical products worldwide      165,000        6,404,062
------------------------------------------------------------------------------------------------------------------------============
Computer Services 4.54%    *American Management Systems Inc.-Provides a range of consulting services        244,100        9,138,494

                            Analysts International Corp.-Provides a variety of computer
                            software services to computer users                                             392,400        3,188,250

4


                            Statement of Net Assets (unaudited)
                            SMALL-CAP VALUE SERIES MAY 31, 2000


                            Investments                                                                       Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
                           *CIBER, Inc.-Provides management consulting for business technology solutions    391,100      $ 6,330,931

                           *Metro Information Services, Inc.-Distributes and
                            manufactures electronic products and custom-made electronic assemblies          357,300        3,561,852

                            Total                                                                                         22,219,527
------------------------------------------------------------------------------------------------------------------------============
Computer: Software 3.68%   *Datastream Systems, Inc.-Develops and markets computers,
                            file/server enterprise software for the industrial automation market            566,100        5,661,000

                           *Systems & Computer Technology Corp.-Provides client/server,
                            mission-critical enterprise software and information technology services        653,600       12,336,700

                            Total                                                                                         17,997,700
------------------------------------------------------------------------------------------------------------------------============
Construction/Home           Granite Construction, Inc.-Heavy civil construction
Building 1.12%              and transportation contractor serving
                            both public and private sector clients in the United States                     210,000        5,473,125
------------------------------------------------------------------------------------------------------------------------============
Consumer Electronics .58%  *Good Guys, Inc.-Warrants expiring 8/19/2002                                     387,500          231,260

                           *Good Guys, Inc.-Retailer of consumer electronics products                     1,000,500        2,626,313

                            Total                                                                                          2,857,573
------------------------------------------------------------------------------------------------------------------------============
Consumer Products 4.59%     Dreyer's Grand Ice Cream, Inc.-Ice cream manufacturer and distributor           767,400       16,259,287

                           *Smithfield Foods, Inc.-Fresh pork and processed meats producer and marketer     250,000        6,187,500

                            Total                                                                                         22,446,787
------------------------------------------------------------------------------------------------------------------------============
Containers 2.07%           *Ivex Packaging Corp.+-Designs and manufactures flexible packaging products    1,125,000       10,125,000
------------------------------------------------------------------------------------------------------------------------============
Diversified Material/      *Lydall, Inc.-Manufactures engineered materials                                   93,900          980,081
Processing  .76%

                            Teleflex, Inc.-Diversified industrial firm                                       77,000        2,728,688

                            Total                                                                                          3,708,769
------------------------------------------------------------------------------------------------------------------------============
Drugs .85%                 *ChiRex, Inc.-Provides services to pharmaceuticals and life science companies    240,000        4,155,000
------------------------------------------------------------------------------------------------------------------------============
Electrical
Equipment .73%              Woodhead Industries, Inc.-Manufactures specialty electrical products            220,000        3,547,500
------------------------------------------------------------------------------------------------------------------------============
Electronics:
Components 7.45%           *Rogers Corp.+-Manufactures specialty materials and components used in
                            the communications, computer and transportation market                        1,177,600       36,432,000
------------------------------------------------------------------------------------------------------------------------============
Electronics:                Analogic Corp.-Manufactures high precision medical
Equipment 6.75%             and industrial diagnostic and measurement instruments and equipment              31,300        1,130,713

                            BEI Technologies, Inc.+-Designs, makes and sells electronic devices that provide vital sensory input for the control systems of
                            advanced machinery and automation systems                                       424,300        7,637,400

                           *Kent Electronics Corp.-Manufactures electronic components
                            and interconnect assemblies                                                     350,000        9,712,500

                           *Sensormatic Electronics Corp.-Supplies electronic
                            security systems to the retail, commercial and industrial marketplaces          925,000       14,510,938

                            Total                                                                                         32,991,551
------------------------------------------------------------------------------------------------------------------------============
Engineer/Control
Services .68%              *Michael Baker Corp.+-Engineering, operations, maintenance
                            and construction firm                                                           511,500        3,324,750
------------------------------------------------------------------------------------------------------------------------============
Financial:                  Doral Financial Corp.-Originates, purchases, sells and services
Miscellaneous 3.22%         mortgage loans for single-family residences in Puerto Rico                      775,000        8,621,875

                           *Financial Federal Corp.-Provides installment financing and
                            leasing programs to the manufacturing industries                                400,000        7,100,000

                            Total                                                                                         15,721,875
------------------------------------------------------------------------------------------------------------------------============
Healthcare Products         Arrow International, Inc.-Supplies disposable catheters and
5.00%                       related clinical products                                                        60,000        1,980,000

                           *ICU Medical, Inc.-Manufactures proprietary disposable
                            medical connection devices for use in intravenous therapy applications          274,100        5,122,244

                            Invacare Corp.-Manufactures medical equipment for
                            the home health care, retail and extended care markets                          429,200       10,622,700

                            Mentor Corp.-Develops, makes and sells a broad range of
                            products for plastic and reconstructive surgery                                 279,800        6,715,200

                            Total                                                                                         24,440,144
------------------------------------------------------------------------------------------------------------------------============
Household Furnishing .93%   American Woodmark Corp.-Manufactures kitchen cabinets and
                            vanities for the remodeling and new home construction markets                    27,100          511,512

                           *Furniture Brands International, Inc.-Manufactures
                            and distributes residential furniture                                           254,500        4,056,094

                            Total                                                                                          4,567,606
------------------------------------------------------------------------------------------------------------------------============

5



                            Statement of Net Assets (unaudited)
                            SMALL-CAP VALUE SERIES MAY 31, 2000


                            Investments                                                                       Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Machinery 1.96%            *Astec Industries, Inc.-Manufactures equipment and components
                            used in road building                                                            66,800      $ 1,728,450

                           *Gardner Denver, Inc.-Manufactures stationary air
                            compressors and blowers for industrial applications                             190,000        3,325,000

                            Nordson Corp.-Manufactures systems that apply adhesive
                            sealants and coating to consumer and industrial products during
                            manufacturing operations                                                         11,000          533,500

                            Robbins & Myers, Inc.-Manufactures fluids management products and systems       185,000        4,000,625

                            Total                                                                                          9,587,575
------------------------------------------------------------------------------------------------------------------------============
Machinery: Oil              Helmerich & Payne, Inc.-Contract driller and producer of
Well Equipment              crude oil and natural gas                                                       476,300       17,742,175
9.91%
                           *Marine Drilling Co., Inc.-Provides offshore contract drilling
                            services for independent and major oil and gas companies                        298,600        8,584,750

                           *National-Oilwell, Inc.-Domestic oil and gas drilling and production company     525,000       13,650,000

                           *Oceaneering International, Inc.-Sub-sea diving services                         233,500        4,553,250

                           *Universal Compression Holdings, Inc.-Natural gas compression services company   164,200        3,910,013

                            Total                                                                                         48,440,188
------------------------------------------------------------------------------------------------------------------------============
Manufacturing 3.52%         Carlisle Cos., Inc.-Manufactures and distributes
                            construction materials and transportation products                              265,000       11,014,062

                           *SPS Technologies, Inc.-Producer of industrial fasteners,
                            specialty and magnetic materials, aerospace structures
                            and precision tools                                                             176,700        6,206,588

                            Total                                                                                         17,220,650
------------------------------------------------------------------------------------------------------------------------============
Metal Fabricating 1.92%    *The Shaw Group, Inc.-Supplies piping systems and
                            industrial construction and maintenance services                                215,000        9,379,375
------------------------------------------------------------------------------------------------------------------------============
Non-Ferrous Metals .18%    *RTI International Metals, Inc.-Distributes titanium
                            and specialty metal mill products                                                68,600          891,800
------------------------------------------------------------------------------------------------------------------------============
Oil: Crude Producers       *Basin Exploration, Inc.-U.S. gas and oil exploration,
2.04%                       development and production company                                              400,000        6,625,000

                           *Forest Oil Corp.-Produces and markets natural gas in North America              210,900        3,361,219

                            Total                                                                                          9,986,219
------------------------------------------------------------------------------------------------------------------------============
Publishing 4.30%            Houghton Mifflin Co.-Publishes books for schools and colleges                   120,000        4,800,000

                           *Scholastic Corp.-A leading publisher of children's books
                              and educational materials                                                     305,000       16,222,188

                            Total                                                                                         21,022,188
------------------------------------------------------------------------------------------------------------------------============
Restaurants .47%           *Buca, Inc.-Owns and operates "BUCA di BEPPO" restaurants                        165,800        2,310,837
------------------------------------------------------------------------------------------------------------------------============
Retail 1.37%               *Shopko Stores, Inc.-A specialty discount retailer
                            operating primarily in the Upper Midwest, Western Mountain
                            and Pacific Northwest                                                           365,000        6,706,875

------------------------------------------------------------------------------------------------------------------------============
Retail: Specialty 2.28%    *Ann Taylor Stores Corp.-Retails women's apparel,
                            shoes and accessories primarily under the Ann Taylor brand name                 210,000        5,460,000

                           *Coldwater Creek, Inc.-A specialty direct mail retailer                          190,000        4,358,125

                            Regis Corp.-Operates and franchises hair and retail product salons              110,500        1,332,906

                            Total                                                                                         11,151,031
------------------------------------------------------------------------------------------------------------------------============
Soaps & House               Church & Dwight Co., Inc.-Produces and sells sodium bicarbonate
Chemicals 1.08%             and sodium bicarbonate-based products under the ARM & HAMMER trademark          290,300        5,279,831
------------------------------------------------------------------------------------------------------------------------============
Steel .61%                  Carpenter Technology Corp.-Manufactures, fabricates
                            and distributes stainless steels, titanium and specialty metal alloys           145,000        2,999,687
------------------------------------------------------------------------------------------------------------------------============
Telecommunications 2.33%   *Anixter International, Inc.-Distributes multimedia technology
                            products throughout North America, Europe, Asia and Latin America               138,200        3,904,150

                           *Commscope, Inc.-Designs, manufactures and markets coaxial cables                193,800        7,485,525

                            Total                                                                                         11,389,675
------------------------------------------------------------------------------------------------------------------------============
Truckers .69%              *Heartland Express, Inc.-Short to medium-haul truckload carrier                   59,100        1,082,269

                           *Smithway Motor Express Corp. Class A-Truckload carrier
                            concentrating on the flatbed segment                                             85,600          214,000

                           *Swift Transportation Co., Inc.-National truckload carrier                       148,800        2,092,500

                            Total                                                                                          3,388,769
------------------------------------------------------------------------------------------------------------------------============
Wholesale .71%             *MSC Industrial Direct Co., Inc. Class A-Direct marketer of
                            metalworking and repair supplies                                                150,000        3,459,375

                            Total Investments in Common Stocks (Cost $445,333,145)                                       487,520,801
------------------------------------------------------------------------------------------------------------------------============

6



                            Statement of Net Assets (unaudited)
                            SMALL-CAP VALUE SERIES MAY 31, 2000

                                                                                                          Principal
                            Investments                                                                      Amount            Value
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investment .63%
------------------------------------------------------------------------------------------------------------------------------------
                            Associates Corp. 6.77% due 6/1/2000 (Cost $3,100,000)                        $3,100,000      $ 3,100,000

                            Total Investments 100.34% (Cost $448,433,145)                                                490,620,801
------------------------------------------------------------------------------------------------------------------------============
Cash and Receivables, Net of Liabilities (.34)%                                                                          (1,656,143)
====================================================================================================================================
Net Assets 100.00%                                                                                                      $488,964,658
====================================================================================================================================

                            Class A Shares-Net asset value ($243,225,881 / 14,111,839 shares outstanding)                     $17.24

                            Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)         $18.29

                            Class B Shares-Net asset value ($140,645,399 / 8,338,008 shares outstanding)                      $16.87

                            Class C Shares-Net asset value ($43,525,011 / 2,580,306 shares outstanding)                       $16.87

                            Class P Shares-Net asset value ($1,197.71 / 69.442 shares outstanding)                            $17.25

                            Class Y Shares-Net asset value ($61,567,169 / 3,548,057 shares outstanding)                       $17.35


                           *Non-income producing security.

                           +Affiliated issuer (holdings represent 5% or more of the outstanding voting securities).
                            See Notes to Financial Statements.


                            Statement of Net Assets (unaudited)
                            LARGE-CAP SERIES MAY 31, 2000

                            Investments                                                                       Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks 95.59%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense 2.19%     Boeing Co.-World's leading commercial aircraft manufacturer                      90,700      $ 3,542,969

                            United Technologies Corp.-Provides high-technology
                            products and support services to customers in the aerospace
                            and building industries worldwide                                                44,000        2,659,250

                            Total                                                                                          6,202,219
------------------------------------------------------------------------------------------------------------------------============
Aluminum 1.65%              Alcoa, Inc.-Largest U.S. aluminum producer                                       80,000        4,675,000
------------------------------------------------------------------------------------------------------------------------============
Auto Parts:
Original Equipment
1.14%                       Eaton Corp.-Main U.S. producer of heavy truck components                         44,700        3,243,544
------------------------------------------------------------------------------------------------------------------------============
Automotive 1.00%            Ford Motor Co.-World's second largest producer of cars and trucks                55,700        2,704,931
                            General Motors Corp.-Worldwide auto producer                                      1,895          133,834

                            Total                                                                                          2,838,765
------------------------------------------------------------------------------------------------------------------------============
Banks: Money Center         Bank of New York Co., Inc.-Provides a complete range of
2.78%                       banking and other financial services to corporations and
                            individuals worldwide                                                            72,500        3,402,969

                            Chase Manhattan Corp.-Major money-center bank holding company                    60,000        4,481,250

                            Total                                                                                          7,884,219
------------------------------------------------------------------------------------------------------------------------============
Banks: Regional 6.20%       Bank One Corp.-Leading bank holding company                                      90,000        2,975,625

                            First Tennessee National Corp.-Provides a range of financial services           207,600        4,255,800

                            Fleet Boston Financial Corp.-Provides commercial and
                            investment banking services in the U.S.
                            and in the other countries around the world                                     130,000        4,915,625

                            Wells Fargo & Co.-Midwestern regional bank holding company                      120,000        5,430,000

                            Total                                                                                         17,577,050
------------------------------------------------------------------------------------------------------------------------============
Brokers .59%               *Knight Trading Group, Inc.-Market maker in NASDAQ
                            securities and in the Third market, which is the over-the-counter
                            market in exchange-listed equity securities                                      57,400        1,668,187
------------------------------------------------------------------------------------------------------------------------============
Cable Services 1.67%        Time Warner, Inc.-A major entertainment and communications firm                  60,000        4,736,250
------------------------------------------------------------------------------------------------------------------------============
Chemicals 2.90%             Dow Chemical Co.-Leading global chemical producer                                45,000        4,817,813

                            Rohm & Haas Co.-Manufacturer of specialty chemicals and plastics                100,000        3,412,500

                            Total                                                                                          8,230,313
------------------------------------------------------------------------------------------------------------------------============
Communications              Motorola, Inc.-Provides integrated communications solutions and embedded
Technology .64%             electronics solutions                                                            19,500        1,828,125
------------------------------------------------------------------------------------------------------------------------============

                                                                               7


                            Statement of Net Assets (unaudited)
                            LARGE-CAP SERIES MAY 31, 2000


                            Investments                                                                       Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Computer Services .99%      First Data Corp.-Information supplier for credit card
                            processing and related services                                                  50,000      $ 2,803,125
------------------------------------------------------------------------------------------------------------------------============
Computer: Hardware 2.39%    Compaq Computer Corp.-Develops and markets hardware,
                            software, solutions and services                                                 77,700        2,039,625

                           *Electronics for Imaging, Inc.-Develops technologies that
                            enable digital color printing over computer network                              33,000        1,214,812

                            Intel Corp.-Leading producer of semi-conductor processing circuits               17,100        2,131,087

                           *Solectron Corp.-Provides integrated solutions that span the
                            entire product life cycle                                                        42,500        1,405,156

                            Total                                                                                          6,790,680
------------------------------------------------------------------------------------------------------------------------============
Computer: Software 3.71%   *BMC Software, Inc.-Provides management solutions for
                            mainframe and distributed information technology systems                         39,600        1,742,400

                           *Cadence Design Systems, Inc.-Provides software technology
                            and comprehensive design and consulting services and technology                 180,000        2,880,000

                            Computer Associates International, Inc.-Designs, develops,
                            markets, licenses and supports standardized computer software products           59,000        3,038,500

                           *Compuware Corp.-A developer of software products that
                            improve the productivity of computer programmers                                 76,600          780,362

                           *Oracle Corp.-Supplies software for enterprise information management             29,000        2,084,375

                            Total                                                                                         10,525,637
------------------------------------------------------------------------------------------------------------------------============
Conglomerates 3.32%         Honeywell International, Inc.-Manufacturer of automation and control systems     91,900        5,025,781

                            Minnesota Mining & Manufacturing Co.-Diversified
                            global manufacturer of value-added
                            industrial, consumer and medical products                                        28,100        2,409,575

                            Tyco International Ltd.-Through its subsidiaries, designs, manufactures and sells electrical and electronic components, undersea cable, disposable medical supplies, fire suppression and
                            detection equipment, security systems and flow control products                  41,800        1,967,212

                            Total                                                                                          9,402,568
------------------------------------------------------------------------------------------------------------------------============
Consumer Products 1.06%     Avon Products, Inc.-Manufacturer and direct seller of beauty
                            and related products                                                             72,980        3,014,986
------------------------------------------------------------------------------------------------------------------------============
Drugs 5.05%                *Alza Corp.-Research-based pharmaceutical products company
                            with drug delivery technologies                                                  92,100        4,679,831

                            American Home Products Corp.-Producer of drugs and packaged
                            medicine and medical products                                                   125,000        6,734,375

                            Pharmacia & Upjohn, Inc.-Develops, makes and sells
                            prescription pharmaceuticals and other related health care products              55,700        2,892,919

                            Total                                                                                         14,307,125
------------------------------------------------------------------------------------------------------------------------============
Electric Power 7.06%        Dominion Resources, Inc.-Diversified utility holding
                            company in Virginia and Northeastern North Carolina                             120,000        5,490,000

                            Duke Energy Corp.-Electric utility company serving North and South Carolina     100,000        5,825,000

                            FirstEnergy Corp.-Major Midwestern electric utility holding company             180,000        4,522,500

                            Reliant Energy, Inc.-International energy services company                       74,600        2,126,100

                            Unicom Corp.-Produces, purchases, transmits, distributes
                            and sells electricity across northern Illinois                                   49,200        2,051,025

                            Total                                                                                         20,014,625
------------------------------------------------------------------------------------------------------------------------============
Electrical Equipment .45%   Xerox Corp.-World's leading duplication technology supplier                      47,000        1,274,875
------------------------------------------------------------------------------------------------------------------------============
Electronics .96%           *General Motors Corp. Class H-Represents Hughes
                            Electronics Corporation which designs, manufactures and markets
                            advanced electronics systems                                                      4,158          409,303

                            Texas Instruments, Inc.-Major producer of semiconductors
                            and electronic equipment                                                         32,000        2,312,000

                            Total                                                                                          2,721,303
------------------------------------------------------------------------------------------------------------------------============
Energy Equipment            Schlumberger Ltd.-Provider of oilfield services                                  85,000        6,252,812
& Services 2.81%
                            Transocean Sedco Forex, Inc.-An offshore drilling contractor                     35,000        1,721,562

                            Total                                                                                          7,974,374
------------------------------------------------------------------------------------------------------------------------============
Entertainment .51%          Seagram Co. Ltd.-Operates music, filmed entertainment,
                            recreation and produces and markets
                            distilled spirits and wines worldwide                                            30,300        1,444,931
------------------------------------------------------------------------------------------------------------------------============
Financial Services 1.52%    Morgan Stanley Dean Witter & Co.-Major brokerage and credit card company         60,000        4,316,250
------------------------------------------------------------------------------------------------------------------------============
Financial:                  Fannie Mae-America's largest supplier of conventional home mortgages             44,900        2,699,613
Miscellaneous 1.26%

8


                            Statement of Net Assets (unaudited)
                            LARGE-CAP SERIES MAY 31, 2000

                            Investments                                                                       Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
                            Freddie Mac-Stockholder-owned corporation established by
                            the United States Congress to create a continuous flow of
                            funds to mortgage lenders                                                        19,900       $  885,550

                            Total                                                                                          3,585,163
------------------------------------------------------------------------------------------------------------------------============
Food 3.11%                  Archer-Daniels-Midland Co.-Leading processor and seller of
                            agricultural commodities                                                        340,000        4,058,750

                            General Mills, Inc.-Leading producer of consumer
                            foods and operator of restaurant chains                                         119,900        4,758,531

                            Total                                                                                          8,817,281
------------------------------------------------------------------------------------------------------------------------============
Health Care                 CIGNA Corp.-One of the largest health and retirement benefits
Services 3.44%              management companies in the U.S.                                                 13,200        1,172,325

                           *HCA-The Healthcare Co.-Operates hospitals and related health care entities      165,700        4,473,900

                            UnitedHealth Group, Inc.-Owns and manages organized health
                            systems in the United States and internationally                                 55,000        4,100,937

                            Total                                                                                          9,747,162
------------------------------------------------------------------------------------------------------------------------============
Insurance 8.57%             AON Corp.-Multiline insurance company                                           107,500        3,775,937

                            Ace Ltd.-Insurance holding company specializing in property
                            and casualty coverage                                                           227,300        6,094,481

                            American General Corp.-A leading provider of financial
                            services, including life/health insurance, annuities, consumer
                            credit and mortgage financing                                                    75,900        4,862,344

                            Jefferson-Pilot Corp.-Life insurance holding company                             80,000        5,490,000

                           *MetLife, Inc.-Provides insurance and financial services to a
                            range of individual and institutional customers                                 199,000        4,079,500

                            Total                                                                                         24,302,262
------------------------------------------------------------------------------------------------------------------------============
Machinery .42%              Caterpillar, Inc.-Designs, manufactures and markets
                            construction, mining, agricultural and forestry machinery                        31,300        1,197,225
------------------------------------------------------------------------------------------------------------------------============

Machinery: Agriculture
1.61%                       Deere & Co.-World's largest manufacturer of farm equipment                      110,000        4,571,875
------------------------------------------------------------------------------------------------------------------------============
Media 1.66%                *Viacom, Inc.-Worldwide entertainment and publishing company                      75,950        4,708,900
------------------------------------------------------------------------------------------------------------------------============

Natural Gas 2.71%           Coastal Corp.-A diversified gas pipeline company                                125,000        7,671,875
------------------------------------------------------------------------------------------------------------------------============

------------------------------------------------------------------------------------------------------------------------============
Oil: Integrated             BP Amoco plc ADR-Major integrated petroleum and natural
International 7.30%         gas company with sizeable interests in chemicals                                133,800        7,275,375

                            Exxon Mobil Corp.-World's largest integrated oil company                         90,000        7,498,125

                            Total Fina SA ADR-Leading French international oil and gas company               75,000        5,920,313

                            Total                                                                                         20,693,813
------------------------------------------------------------------------------------------------------------------------============
Paper and Forest            Bowater, Inc.-Manufacturer of newsprint, groundwood,
Products 3.80%              kraft pulp and lumber products                                                  100,000        5,168,750

                           *Packaging Corp. of America-Manufactures containerboard and
                            corrugated packaging products for use in protecting goods during shipment       487,800        5,609,700

                            Total                                                                                         10,778,450
------------------------------------------------------------------------------------------------------------------------============
Publishing 2.36%            Dow Jones & Co., Inc.-Publisher of The Wall Street
                            Journal and Barron's and operator of news wires and information
                            retrieval services                                                               55,000        3,740,000

                            Tribune Co.-Major Chicago-based newsprint company                                77,000        2,964,500

                            Total                                                                                          6,704,500
------------------------------------------------------------------------------------------------------------------------============
Retail .83%                *Consolidated Stores Corp.-Major U.S. retailer specializing
                            in closeouts and toys                                                           180,000        2,340,000
------------------------------------------------------------------------------------------------------------------------============
Steel .56%                  USX-U.S. Steel Group-Manufactures and sells steel
                            mill products, coke and taconite pellets                                         70,000        1,579,375
------------------------------------------------------------------------------------------------------------------------============
Supermarkets 1.33%         *Safeway, Inc.-Operates a retail food and drug chain
                            in the United States and Canada                                                  82,000        3,782,250
------------------------------------------------------------------------------------------------------------------------============
Telecommunications 6.04%    AT&T Corp.-Global telecommunications giant                                      100,700        3,493,031

                            Alltel Corp.-Regional telephone holding company                                  23,100        1,511,606

                            Bell Atlantic Corp.-Regional telephone company                                   86,200        4,557,825

                            BellSouth Corp.-Regional telephone company                                       27,700        1,293,244

                            SBC Communications, Inc.-Regional telephone monopoly                             77,700        3,394,519

                           *WorldCom, Inc.-Provides a broad range of communications,
                            outsourcing and managed network services worldwide                               76,400        2,874,550

                            Total                                                                                         17,124,775
------------------------------------------------------------------------------------------------------------------------============
                            Total Investments in Common Stocks (Cost $242,837,231)                                       271,079,057
------------------------------------------------------------------------------------------------------------------------============

                                                                               9



                            Statement of Net Assets (unaudited)
                            LARGE-CAP SERIES MAY 31, 2000

                            Investments                                                                       Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investment 4.28%

                            Associates Corp. 6.77% due 6/1/2000 (Cost $12,130,000)                      $12,130,000     $ 12,130,000

                            Total Investments 99.87% (Cost $254,967,231)                                                 283,209,057
------------------------------------------------------------------------------------------------------------------------============
Cash and Receivables, Net of Liabilities .13%                                                                                362,255
====================================================================================================================================
Net Assets 100.00%                                                                                                      $283,571,312
====================================================================================================================================

                            Class A Shares-Net asset value ($188,334,794 / 7,586,120 shares outstanding)                      $24.83

                            Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)         $26.34

                            Class B Shares-Net asset value ($72,486,107 / 2,961,437 shares outstanding)                       $24.48

                            Class C Shares-Net asset value ($22,748,068 / 928,553 shares outstanding)                         $24.50

                            Class P Shares-Net asset value ($1,185.85 / 47.577 shares outstanding)                            $24.92

                            Class Y Shares-Net asset value ($1,156.95 / 46.805 shares outstanding)                            $24.72


                           *Non-income producing security.
                            ADR American Depositary Receipt.
                            See Notes to Financial Statements.


              Statements of Operations (unaudited)

                                                                                  Six Months Ended May 31, 2000
---------------------------------------------------------------------------------------------------------------
                                                                                  Small-Cap Value     Large-Cap
Investment Income                                                                          Series        Series
---------------------------------------------------------------------------------------------------------------
Income        Dividends                                                               $ 1,153,041   $ 2,346,368
              Interest                                                                     87,003       330,083
              Total income                                                              1,240,044     2,676,451
---------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                            1,809,944     1,053,707
              12b-1 distribution plan-Class A                                             432,551       336,632
              12b-1 distribution plan-Class B                                             734,780       349,866
              12b-1 distribution plan-Class C                                             220,116       102,213
              12b-1 distribution plan-Class P                                                   2             2
              Shareholder servicing                                                       799,237       372,292
              Reports to shareholders                                                      79,259        35,493
              Registration                                                                 66,819        36,099
              Professional                                                                 29,471        12,725
              Directors' fees                                                               9,134         3,349
              Other                                                                       196,870         8,004
              Total expenses before reductions                                          4,378,183     2,310,382
---------------------------------------------------------------------------------------------------------------
              Expense reductions                                                          (34,355)       (6,012)
---------------------------------------------------------------------------------------------------------------
              Net expenses                                                              4,343,828     2,304,370
---------------------------------------------------------------------------------------------------------------
              Net investment income (loss)                                             (3,103,784)      372,081
---------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)on Investments
---------------------------------------------------------------------------------------------------------------
Net realized gain from investment transactions                                         17,462,138    12,170,552
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments                      31,936,456    (3,796,636)
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                        49,398,594     8,373,916
---------------------------------------------------------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations                                  $46,294,810   $ 8,745,997
===============================================================================================================

              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                       Six Months Ended May 31, 2000 (unaudited)    Year Ended November 30, 1999
--------------------------------------------------------------------------------------------------------------------------------

                                                                    Small-Cap Value      Large-Cap  Small-Cap Value     Large-Cap
Increase (Decrease) in Net Assets                                            Series         Series         Series         Series
--------------------------------------------------------------------------------------------------  ----------------------------
Operations    Net investment income (loss)                            $  (3,103,784)    $  372,081  $  (5,197,874)    $  211,908
              Net realized gain (loss) from investment transactions      17,462,138     12,170,552     (8,631,538)    13,423,990
              Net change in unrealized appreciation/depreciation
              of investments                                             31,936,456     (3,796,636)    44,960,551     13,428,381

              Net increase  in net assets resulting from operations      46,294,810      8,745,997     31,131,139     27,064,279
---------------------------------------------------------------------------------------------------  ---------------------------
Distributions to shareholders from:
              Net investment income-Class A                                       -       (206,280)             -       (477,863)
              Net investment income-Class B                                       -           (310)             -           (172)
              Net investment income-Class C                                       -            (95)             -            (40)
              Net investment income-Class P                                       -             (1)             -             (1)
              Net investment income-Class Y                                       -             (5)             -             (2)
              Net realized gain from investment transactions-Class A              -     (8,833,566)             -       (747,010)
              Net realized gain from investment transactions-Class B              -     (3,604,129)             -       (272,906)
              Net realized gain from investment transactions-Class C              -       (919,961)             -        (60,913)
              Net realized gain from investment transactions-Class P              -            (59)             -              -
              Net realized gain from investment transactions-Class Y              -            (58)             -              -

              Total                                                               -    (13,564,464)             -     (1,558,907)
----------------------------------------------------------------------------------------------------  --------------------------
Capital share transactions:
              Net proceeds from the sales of shares                      73,479,362     54,254,105    105,814,165    120,696,797
              Net asset value of shares issued in reinvestment of
              dividends and distributions                                          -    13,086,232              -       1,507,539

              Total                                                      73,479,362     67,340,337    105,814,165    122,204,336
---------------------------------------------------------------------------------------------------  ---------------------------
              Cost of shares reacquired                                 (91,358,552)   (34,953,753)  (191,775,139)   (34,859,734)
--------------------------------------------------------------------------------------------------- ----------------------------

              Increase (decrease) in net assets derived from capital
              share transactions                                        (17,879,190)    32,386,584    (85,960,974)   87,344,602
--------------------------------------------------------------------------------------------------- ----------------------------
Increase (decrease) in net assets                                        28,415,620     27,568,117    (54,829,835)   112,849,974
---------------------------------------------------------------------------------------------------- ---------------------------

Net Assets
              Beginning of period                                       460,549,038    256,003,195    515,378,873    143,153,221
---------------------------------------------------------------------------------------------------  ---------------------------
              End of period+                                           $488,964,658   $283,571,312)  $460,549,038   $256,003,195
---------------------------------------------------------------------------------------------------  ---------------------------

             +Including undistributed (overdistributed) net investment income of $(3,105,558), and $177,972, respectively, as of May
              31, 2000 and $(1,774) and $12,582, respectively,as of November 30, 1999.

               See Notes to Financial Statements.

      Financial Highlights

      Small-Cap Value Series


                                                                                                                     Class A Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                              Six Months
                                                                    Ended                               Year Ended   12/13/1995(a)
                                                              May 31, 2000                            November 30,       to 11/30/
Per Share Operating Performance:                               (unaudited)          1999         1998         1997            1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $15.63        $14.36       $16.56       $12.01        $10.00
------------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment income (loss)                                    (.09)(c)      (.12)(c)     (.06)(c)      .02(c)        .127
      Net realized and unrealized gain (loss) on investments          1.70          1.39        (1.85)        4.53          2.658

      Total                                                           1.61          1.27        (1.91)        4.55          2.785
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                              -             -            -            -           (.075)
      Distributions from net realized gain                              -             -          (.29)          -           (.700)

      Total                                                             -             -          (.29)          -           (.775)
====================================================================================================================================
Net asset value, end of period                                      $17.24        $15.63       $14.36       $16.56        $12.01
====================================================================================================================================

Total Return(d)                                                      10.30%(e)      8.84%      (11.71)%      37.89%        28.24%(e)
====================================================================================================================================

      Ratios to Average Net Assets:
      Expenses, including waiver and reimbursements                    .82%(e)(f)   1.52%(f)     1.28%         1.17%         .01%(e)
      Expenses, excluding waiver and reimbursements                    .82%(e)(f)   1.52%(f)     1.28%         1.17%        1.00%(e)
      Net investment income (loss)                                    (.55)%(e)     (.80)%       (.37)%         .10%        1.02%(e)
====================================================================================================================================



                                                                                                                    Class B Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                               Six Months
                                                                     Ended                             Year Ended   11/15/1996(b)
                                                               May 31, 2000                          November 30,       to 11/30/
Per Share Operating Performance:                                (unaudited)          1999       1998         1997            1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $15.34        $14.20     $16.44       $12.00        $11.67
------------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment income (loss)                                     (.14)(c)      (.22)(c)   (.17)(c)     (.09)(c)       .001
      Net realized and unrealized gain (loss) on investments           1.67          1.36      (1.82)        4.53           .329

      Total                                                            1.53          1.14      (1.99)        4.44           .33
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Distributions from net realized gain                               -             -        (.25)          -             -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $16.87        $15.34     $14.20       $16.44        $12.00
====================================================================================================================================
Total Return(d)                                                        9.97%(e)      8.03%    (12.27)%      37.00%         2.84%(e)
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses, including waiver and reimbursements                    1.12%(e)(f)   2.19%(f)   2.00%         1.86%         .04%(e)
      Expenses, excluding waiver and reimbursements                    1.12%(e)(f)   2.19%(f)   2.00%         1.86%         .07%(e)
      Net investment income (loss)                                     (.85)%(e)    (1.48)%    (1.09)%        (.56)%        .01%(e)
====================================================================================================================================


      Financial Highlights
      Small-Cap Value Series

                                                                                                                      Class C Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Six Months
                                                                       Ended                      Year Ended
                                                                 May 31, 2000                   November 30,     4/1/1997(b) to
Per Share Operating Performance:                                  (unaudited)            1999           1998         11/30/1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $15.34         $14.20         $16.44            $12.81
------------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment loss(c)                                              (.14)          (.22)          (.17)             (.05)
      Net realized and unrealized gain (loss) on investments              1.67           1.36          (1.82)             3.68
      Total                                                               1.53           1.14          (1.99)             3.63
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Distributions from net realized gain                                   -             -           (.25)                 -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $16.87         $15.34         $14.20            $16.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return(d)                                                           9.97%(e)       8.03%        (12.27)%           28.34%(e)
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                                            1.12%(e)(f)    2.19%(f)       2.00%             1.25%(e)
      Net investment loss                                                 (.86)%(e)     (1.48)%        (1.09)%            (.30)%(e)
====================================================================================================================================

                                                                  Class P Shares                                      Class Y Shares
---------------------------------------------------------------------------------  -------------------------------------------------

                                                   Six Months                           Six Months
                                                        Ended  June 23, 1999(b)              Ended       Year Ended   12/30/1997(b)
                                                 May 31, 2000   to November 30,        May 31, 2000    November 30,      to 11/30/
Per Share Operating Performance:                  (unaudited)             1999         (unaudited)            1999          1998
----------------------------------------------------------------------------------  ------------------------------------------------
Net asset value, beginning of period                   $15.63           $16.41              $15.71          $14.40       $16.34
----------------------------------------------------------------------------------  -----------------------------------------------
      Income (loss) from investment operations
      Net investment loss(c)                             (.10)            (.06)               (.06)           (.07)        (.01)
      Net realized and unrealized gain (loss)
      on investments                                     1.72             (.72)               1.70            1.38        (1.93)

      Total                                              1.62             (.78)               1.64            1.31        (1.94)
----------------------------------------------------------------------------------  -----------------------------------------------
Net asset value, end of period                         $17.25           $15.63              $17.35          $15.71       $14.40
----------------------------------------------------------------------------------  -----------------------------------------------

Total Return(d)                                         10.36%(e)        (4.75)%(e)          10.44%(e)        9.10%      (11.87)%(e)
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                            .86%(e)(f)       .72%(e)(f)          .62%(e)(f)      1.19%(f)     .96%(e)
      Net investment loss                                (.59)%(e)        (.41)%(e)           (.36)%(e)        (.47)%      (.05)%(e)
====================================================================================================================================


                                      Six Months Ended                                             Year Ended
                                         May 31, 2000                                             November 30,     12/13/1995(a) to
Supplemental Data for AllClasses:         (unaudited)               1999             1998                1997          11/30/1996
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)        $488,965           $460,549         $515,379          $435,776              $8,772

      Portfolio turnover rate                   41.63%             83.93%           67.86%            45.24%             110.09%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Commencement of offering respective class of shares.
(c)  Calculated using average shares outstanding during the period.
(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e)  Not annualized.
(f)  The ratio includes expenses paid through an expense offset arrangement.
     See Notes to Financial Statements.

      Financial Highlights

      Large-Cap Series



                                                                                                                      Class A Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                       Six Months
                                                            Ended
                                                      May 31, 2000                                          Year Ended November 30,
Per Share Operating Performance:                       (unaudited)          1999       1998         1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $25.32         $21.91      $20.08       $17.86       $15.54       $12.79
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                .06(a)            .08(a)      .15(a)       .08(a)       .270         .42
      Net realized and unrealized gain on investments      .79              3.60        2.45         3.21         3.505        3.44

      Total                                                .85              3.68        2.60         3.29         3.775        3.86
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                   (.03)          (.10)       (.06)        (.12)        (.57)        (.29)
      Distributions from net realized gain                  (1.31)          (.17)       (.71)        (.95)        (.885)       (.82)

      Total                                                 (1.34)          (.27)       (.77)       (1.07)       (1.455)      (1.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $24.83         $25.32      $21.91       $20.08       $17.86       $15.54
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                              3.42%(d)      16.99%      13.45%       19.87%       26.25%       32.82%
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses, including waiver and reimbursements           .75%(d)(e)    1.43%(e)   1.24%        1.52%          .36%         .00%
      Expenses, excluding waiver and reimbursements           .75%(d)(e)    1.43%(e)   1.24%        1.52%          .96%        1.02%
      Net investment income                                   .24%(d)        .33%       .74%         .42%        2.24%         3.27%
====================================================================================================================================



                                                                      Class B Shares                                Class C Shares
------------------------------------------------------------------------------------------------------------------------------------

                                Six Months                               8/1/1996(c)    Six Months                      4/1/1997(c)
                                      Ended                   Year Ended         to          Ended          Year Ended          to
Per Share                     May 31,  2000                  November 30,     11/30/   May 31, 2000        November 30,     11/30/
Operating Performance:          (unaudited)    1999       1998       1997      1996      (unaudited)      1999      1998       1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period            $25.03     $21.71      $20.00    $17.83     $15.24      $25.05    $21.73     $20.01    $16.90
--------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from
      investment operations

 Net investment income (loss)      (.02)(a)   (.09)(a)    -(a)(f)  (.06)(a)     .12        (.01)(a)  (.09)(a)   (.01)(a)  (.07)(a)
 Net realized and
 unrealized gain
 on investments                     .78       3.58      2.42       3.20        2.66         .77      3.58       2.44      3.18

 Total                              .76       3.49      2.42       3.14        2.78         .76      3.49       2.43      3.11
--------------------------------------------------------------------------------------------------------------------------------
 Distributions
 Dividends from net
 investment income                   -          -         -        (.02)       (.19)         -          -          -         -
 Distributions from net
 realized gain                    (1.31)     (.17)      (.71)      (.95)          -        (1.31)     (.17)     (.71)        -

      Total                       (1.31)     (.17)      (.71)      (.97)       (.19)       (1.31)     (.17)     (.71)        -
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period   $24.48    $25.03     $21.71      $20.00     $17.83       $24.50    $25.05    $21.73    $20.01
--------------------------------------------------------------------------------------------------------------------------------

Total Return(b)                   3.08%(d)  16.21%     12.56%     18.92%     18.39%(d)      3.08%(d) 16.20%    12.61%    18.40%(d)
--------------------------------------------------------------------------------------------------------------------------------

   Ratios to  Average
     Net  Assets:
   Expenses                      1.06%(d)(e) 2.11%(e)   2.00%       2.28%       .59%(d)    1.06%(d)(e) 2.11%(e) 2.00%     1.54%(d)
   Net investment
     income (loss)               (.07)%(d)   (.35)%    (.01)%       (.34)%      .22%(d)    (.06)%(d)   (.35)%   (.04)%    (.37)%(d)
----------------------------------------------------------------------------------------------------------------------------------

      Financial Highlights

      Large-Cap Series


                                                                            Class P Shares                      Class Y Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                               Six Months                         Six Months
                                                                   Ended                              Ended
                                                            May 31, 2000      4/28/1999(c)      May 31, 2000       5/4/1999(c)
Per Share Operating Performance:                              (unaudited)    to 11/30/1999       (unaudited)     to 11/30/1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $25.36        $25.09              $25.30           $25.21
------------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income(a)                                         .05           .09                 .10              .04
      Net realized and unrealized gain on investments                  .83           .21                 .74              .09
      Total                                                            .88           .30                 .84              .13
------------------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                            (.01)         (.03)               (.11)            (.04)
      Distributions from net realized gain                           (1.31)           -                (1.31)               -
      Total                                                          (1.32)         (.03)              (1.42)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $24.92           $25.36           $24.72            $25.30
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b) (d)                                                   3.54%            1.20%            3.37%              .52%
------------------------------------------------------------------------------------------------------------------------------------
      Ratios to Average Net  Assets:
      Expenses(d)(e)                                                   .79%             .92%             .56%              .63%
      Net investment income(d)                                         .22%             .34%             .43%              .15%
------------------------------------------------------------------------------------------------------------------------------------


                                                       Six Months
                                                            Ended
                                                      May 31, 2000                                           Year Ended November 30,
Supplemental Data for All Classes:                     (unaudited)          1999         1998         1997         1996        1995
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)                     $283,571      $256,003     $143,153      $69,796      $23,592      $7,549
      Portfolio turnover rate                                52.18%        60.59%       99.14%       30.81%       62.25%      37.17%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Commencement of offering respective class of shares.

(d)  Not annualized.

(e)  The ratio includes expenses paid through an expense offset arrangement.

(f)  Amount less than $.01. See Notes to Financial Statements.


Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Lord Abbett Research Fund, Inc. (the "Company") is an open-end manage ment investment company incorporated under Maryland law on April 26, 1992. The Company consists of three separate portfolios. This report covers two of the portfolios ("Series") - Small-Cap Value Series and Large-Cap Series. Each Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

(a) Securities are valued as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask price on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and ask prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (c) Investment transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolios. The management fee paid is based on average daily net assets for each month at the annual rate of .75 of 1%. At May 31, 2000, management fees payable were $314,080 for Small-Cap Value Series and $173,720 for Large-Cap Series.

Each Series of the Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC
("Distributor"), an affiliate of Lord Abbett. Each Series makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, each Series pays Distributor (1) an annual service fee of 0.25% of the average daily net asset value of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and

Notes to Financial Statements (unaudited)

(3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B Plan, each Series pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, each Series pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, each Series pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y of each Series does not have a Rule 12b-1 plan. At May 31, 2000, the 12b-1 fees payable were $221,334 for Small-Cap Value Series and $120,208 for Large-Cap Series.

Small-Cap Value Series, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrange ment with the Alpha Series of Lord Abbett Securities Trust pursuant to which the Underlying Funds will pay a portion of the expenses of the Alpha Series in proportion to the average daily value of the Underlying Funds' shares owned by the Alpha Series. Other expenses include approximately $160,000 accrued pursuant to this Servicing Arrangement.

Distributor received the following commissions on sales of Class A shares of each Series after concessions were paid to authorized dealers:


                                                 Distributor         Dealers'
Series                                            Commissions     Concessions
--------------------------------------------------------------------------------
Small-Cap Value                                      $ 34,850        $197,028
Large-Cap                                             112,827         612,594
--------------------------------------------------------------------------------

Certain of the Company's officers and directors have an interest in Lord Abbett.


3. Capital

The Company has authorized 240 million shares of $.001 par value capital stock for the Series, designated as follows: Small-Cap Value Series: Class A-20 million, Class B-30 million, Class C-20 million, Class P-20 million, Class Y-30 million; Large-Cap Series: Class A -20 million, Class B-30 million, Class C-20 million, Class P-20 million, Class Y-30 million. Paid in capital for the Company amounted to $471,432,135 for the Small-Cap Value Series and $242,807,938 for the Large-Cap Series at May 31, 2000. Transactions in capital stock were as follows:

                                                      Six Months Ended 5/31/2000
--------------------------------------------------------------------------------
                           Small-Cap Value Series            Large-Cap Series
--------------------------------------------------------------------------------
Class A                    Shares          Amount       Shares         Amount
--------------------------------------------------------------------------------
Sales of shares         3,450,281    $ 56,464,956    1,414,004   $ 33,987,373
--------------------------------------------------------------------------------

Shares issued to share-
holders in reinvestment
of dividends and
distributions                   -               -      361,947      8,849,613
--------------------------------------------------------------------------------
Total                   3,450,281      56,464,956    1,775,951     42,836,986
--------------------------------------------------------------------------------
Shares reacquired      (2,740,844)    (45,350,362)    (897,458)   (21,404,801)
--------------------------------------------------------------------------------
Increase                  709,437     $11,114,594      878,493   $ 21,432,185
--------------------------------------------------------------------------------


                                                           Year Ended 11/30/1999
--------------------------------------------------------------------------------
                           Small-Cap Value Series            Large-Cap Series
--------------------------------------------------------------------------------
Class A                    Shares          Amount       Shares         Amount
--------------------------------------------------------------------------------
Sales of shares         4,651,787    $ 75,759,779    3,072,501    $74,412,345
--------------------------------------------------------------------------------
Shares issued to share-
holders in reinvestment
of dividends and
distributions                   -               -       54,377      1,192,790
--------------------------------------------------------------------------------
Total                   4,651,787      75,759,779    3,126,878     75,605,135
--------------------------------------------------------------------------------
Shares reacquired      (6,476,363)    (95,848,509)  (1,015,292)   (23,925,525)
--------------------------------------------------------------------------------

Increase (Decrease)    (1,824,576)   $(20,088,730)   2,111,586    $51,679,610
--------------------------------------------------------------------------------


                                                      Six Months Ended 5/31/2000
--------------------------------------------------------------------------------
                            Small-Cap Value Series           Large-Cap Series
--------------------------------------------------------------------------------
Class B                     Shares          Amount      Shares         Amount
--------------------------------------------------------------------------------
Sales of shares            342,335    $  5,576,889     523,706   $ 12,443,031
--------------------------------------------------------------------------------
Shares issued to share-
holders in reinvestment
of dividends and
distributions                   -               -      138,521      3,349,441
--------------------------------------------------------------------------------
Total                      342,335       5,576,889     662,227     15,792,472
--------------------------------------------------------------------------------
Shares reacquired       (2,138,116)    (34,602,409)   (441,531)   (10,335,478)
--------------------------------------------------------------------------------
Increase (Decrease)     (1,795,781)   $(29,025,520)    220,696   $  5,456,994
--------------------------------------------------------------------------------


                                                           Year Ended 11/30/1999
--------------------------------------------------------------------------------
                            Small-Cap Value Series           Large-Cap Series
--------------------------------------------------------------------------------
Class B                     Shares          Amount      Shares         Amount
--------------------------------------------------------------------------------
Sales of shares            828,910    $ 12,470,571   1,429,541    $34,164,653
--------------------------------------------------------------------------------

Shares issued to share-
holders in reinvestment
of distributions                 -               -      11,962        255,502
--------------------------------------------------------------------------------
Total                      828,910      12,470,571   1,441,503     34,420,155
--------------------------------------------------------------------------------
Shares reacquired       (4,647,173)    (67,423,653)   (301,029)    (7,175,003)
--------------------------------------------------------------------------------
Increase (Decrease)     (3,818,263)   $(54,953,082)  1,140,474    $27,245,152
--------------------------------------------------------------------------------

                                                      Six Months Ended 5/31/2000
--------------------------------------------------------------------------------
                            Small-Cap Value Series           Large-Cap Series
--------------------------------------------------------------------------------
Class C                     Shares          Amount      Shares         Amount
--------------------------------------------------------------------------------
Sales of shares            290,372    $  4,756,240     328,108    $ 7,823,701
--------------------------------------------------------------------------------

Shares issued to share-
holders in reinvestment
of dividends and
distributions                   -               -       36,655        887,061
--------------------------------------------------------------------------------
Total                      290,372       4,756,240     364,763      8,710,762
--------------------------------------------------------------------------------
Shares reacquired         (703,216)    (11,365,281)   (137,563)    (3,213,474)
--------------------------------------------------------------------------------
Increase (Decrease)       (412,844)   $ (6,609,041)    227,200    $ 5,497,288
--------------------------------------------------------------------------------

                                                           Year Ended 11/30/1999
--------------------------------------------------------------------------------
                            Small-Cap Value Series           Large-Cap Series
--------------------------------------------------------------------------------
Class C                     Shares          Amount      Shares         Amount
--------------------------------------------------------------------------------
Sales of shares            507,260    $  7,620,650     502,800    $12,117,536
--------------------------------------------------------------------------------
Shares issued to share-
holders in reinvestment
of distributions                 -              -        2,771         59,247
--------------------------------------------------------------------------------
Total                      507,260       7,620,650     505,571     12,176,783
--------------------------------------------------------------------------------
Shares reacquired       (1,944,301)    (28,400,305)   (158,988)    (3,759,206)
--------------------------------------------------------------------------------
Increase (Decrease)     (1,437,041)   $(20,779,655)    346,583   $  8,417,577
--------------------------------------------------------------------------------


                                                      Six Months Ended 5/31/2000
--------------------------------------------------------------------------------
                            Small-Cap Value Series           Large-Cap Series
--------------------------------------------------------------------------------
Class P                     Shares          Amount      Shares         Amount
--------------------------------------------------------------------------------
Sales of shares                  -            $  -           -            $ -
--------------------------------------------------------------------------------
Shares issued to share-
holders in reinvestment
of dividends and
distributions                    -               -           2             57
--------------------------------------------------------------------------------
Total                            -               -           2             57
--------------------------------------------------------------------------------
Shares reacquired                -               -           -              -
--------------------------------------------------------------------------------
Increase                         -           $   -           2            $57
--------------------------------------------------------------------------------


                                                                    4/28/1999
                                                             (Commencement of
                                                  Offering Class P Shares) to
                                                                   11/30/1999
--------------------------------------------------------------------------------
                            Small-Cap Value Series           Large-Cap Series
--------------------------------------------------------------------------------
Class P                      Shares         Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares                  69         $1,126           45        $1,131
--------------------------------------------------------------------------------
Increase                         69         $1,126           45        $1,131
--------------------------------------------------------------------------------

Notes to Financial Statements (unaudited)

                                                   Six Months Ended 5/31/2000
--------------------------------------------------------------------------------
                            Small-Cap Value Series           Large-Cap Series
--------------------------------------------------------------------------------
Class Y                     Shares          Amount      Shares         Amount
--------------------------------------------------------------------------------
Sales of shares             392,426     $6,681,277            -           $ -
--------------------------------------------------------------------------------
Shares issued to share-
holders in reinvestment
of dividends and
distributions                     -              -            3            60
--------------------------------------------------------------------------------
Total                       392,426      6,681,277            3            60
--------------------------------------------------------------------------------
Shares reacquired            (2,557)       (40,500)           -             -
--------------------------------------------------------------------------------
Increase                    389,869     $6,640,777            3           $60
--------------------------------------------------------------------------------


                                                                     5/4/1999
                                                             (Commencement of
                                                  Offering Class Y Shares) to
                             Year Ended 11/30/1999                 11/30/1999
--------------------------------------------------------------------------------
                            Small-Cap Value Series           Large-Cap Series
--------------------------------------------------------------------------------
Class Y                     Shares          Amount      Shares         Amount
--------------------------------------------------------------------------------
Sales of shares             686,634     $9,962,039           44        $1,132
--------------------------------------------------------------------------------
Shares reacquired            (6,482)      (102,672)           -             -
--------------------------------------------------------------------------------
Increase                    680,152     $9,859,367           44        $1,132
--------------------------------------------------------------------------------



4. Distributions

Dividends from net investment income are declared annually for the Small-Cap Value Series and semi-annually for the Large-Cap Series. Net realized gain from investment transactions, if any, is distributed to shareholders annually. At May 31, 2000, accumulated net realized gain (loss) for each Series was as follows:


--------------------------------------------------------------------------------
Small-Cap Value Series                                           $(21,549,575)

Large-Cap Series                                                   12,343,576
--------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with accounting principles generally accepted in the United States of America.

At May 31, 2000, the Small-CapValue Series had a capital loss carry forward of $39,011,713, of which $30,380,175 will expire in 2006 and $8,631,538 in 2007.


5. Purchases and Sales of Securities

Purchases and sales of securities (other than short-term investments) for the period ended May 31, 2000 were as follows:


Series                                              Purchases           Sales
--------------------------------------------------------------------------------

Small-Cap Value                                  $197,996,217    $219,764,660

Large-Cap                                         150,147,841     133,938,888
--------------------------------------------------------------------------------

As of May 31, 2000, net unrealized appreciation, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:


                               Net Unrealized      Unrealized      Unrealized
Series                           Appreciation    Appreciation   (Depreciation)
--------------------------------------------------------------------------------

Small-Cap Value                   $42,187,656     $84,827,626    $(42,639,970)

Large-Cap                          28,241,826      38,261,451     (10,019,625)
--------------------------------------------------------------------------------

The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.


6. Directors` Remuneration

The Directors of theCompany associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at May 31, 2000 under a deferred compensation plan, were $22,832.


7. Line of Credit

Each Series, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.06% during the year ended November 30, 1999. Effective December 17, 1999, this fee was increased to 0.09% per annum. There were no loans outstanding pursuant to this Facility at May 31, 2000, nor was the Facility utilized at any time during the period.


8. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.


9. Transactions with Affiliated Companies

An affiliated company is a company in which a Series has ownership of at least 5% of the voting securities of the underlying issuer. Small-Cap Value Series had the following transactions during the period with companies that are affiliates:

                           Balance of                            Balance of                     Realized Gain       Dividend Income
                          Shares Held       Gross    Gross      Shares Held           Value      Dec. 1, 1999 to    Dec. 1, 1999 to
Affiliates              Nov. 30, 1999   Purchases    Sales      May 31, 2000    May 31, 2000     May 31, 2000          May 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
BEI Technologies, Inc.        415,000       9,300        -          424,300       7,637,400                 -              16,972
------------------------------------------------------------------------------------------------------------------------------------
Ivex Packaging Corp.        1,050,000      75,000        -        1,125,000      10,125,000                 -                   -
------------------------------------------------------------------------------------------------------------------------------------
Michael Baker Corp.           511,500           -        -          511,500     $ 3,324,750       $         -             $     -
------------------------------------------------------------------------------------------------------------------------------------
Moog, Inc. Class A            455,200           -   (5,300)         449,900       9,616,613            60,636                   -
------------------------------------------------------------------------------------------------------------------------------------
Rogers Corp.                  663,800           -  (75,000)       1,177,600(a)   36,432,000         1,383,077                   -
------------------------------------------------------------------------------------------------------------------------------------

(a) Adjusted for 2 for 1 stock split.


Copyright(C)2000 by Lord Abbett Research Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Research Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained in this publication will come to pass.

All rights reserved. Printed in the U.S.A.

                           INVESTING IN THE
                        LORD ABBETT
                                 FAMILY OF FUNDS

---------------------------------------------------------------------------------------------------------------------------
 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds         Tax-Free        Money
 Growth Fund                        Income Funds                                         Income Funds    Market Fund

 Growth           Large-Cap         Research Fund -  Balanced       World Bond-           National       U. S. Government
 Opportunities    Growth Fund       Large-Cap        Series**       Debenture Series      California     Securities Money
 Fund             Research Fund-    Series                          Global Fund -         Connecticut    Market Fund + ++
                  Small-Cap Value   Growth &                        Income Series         Florida
                  Series            Income Series                   High Yield Fund       Georgia
                  Alpha Series*     Affiliated Fund                 Bond-Debenture        Hawaii
 Developing       International                                     Fund                  Michigan
 Growth Fund      Series                                            Limited Duration      Minnesota
 Lord Abbett      Mid-Cap                                           U. S. Government      Missouri
 Developing       Value Fund                                        Securities Series+    New Jersey
 Growth Fund      Global Fund-                                      U. S. Government)     New York
 is closed to     Equity Series                                     Securities Series+    Pennsylvania
 new investors.                                                                           Texas
                                                                                          Washington

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and under stand your investment objectives and, ultimately, offering fund recom mendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, in cluding risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
www.lordabbett.com

** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.


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Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
-----------------------------------------------------
90 Hudson Street o Jersey City, New Jersey 07302-3973

                                                                      LARF-3-500
                                                                          (7/00)